Exhibit 99

Press Release

Contact:	Claire M. Gulmi
Executive Vice President and
Chief Financial Officer
(615) 665-1283

AMSURG CORP. SETS EARNINGS RELEASE AND CONFERENCE CALL DATES
FOR SECOND QUARTER 2014 RESULTS

NASHVILLE, Tenn. (July 3, 2014) - AmSurg Corp. (Nasdaq: AMSG) today announced it will release its second quarter 2014 financial results on Thursday, July 31, 2014, after the market closes. The Company will also host a conference call the same day at 5:00 p.m. Eastern Time. The live broadcast of AmSurg Corp.’s quarterly conference call will be available on-line by going to www.amsurg.com and clicking on the link to Investor Relations. The on-line replay will follow shortly after the call and continue for 30 days.

AmSurg Corp. acquires, develops and operates ambulatory surgery centers in partnership with physician practice groups throughout the United States. As of March 31, 2014, AmSurg owned and operated 242 centers.

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